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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):    September 30, 1999
                                                         ------------------


                          TSI INTERNATIONAL SOFTWARE LTD.
                          -------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    0-22667                   06-1132156
          --------                    -------                   ----------
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)


        45 Danbury Road
       Wilton, Connecticut                                         06897
       -------------------                                         -----
      (Address of Principal                                      (Zip Code)
        Executive Offices)



     Registrant's telephone number, including area code:  (203) 761-8600
                                                          --------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On September 30, 1999, TSI International Software Ltd. ("TSI") completed the acquisition of Novera Software, Inc., a Delaware corporation ("Novera"), by means of a merger (the "Merger") of Natchez Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TSI ("Merger Sub"), with and into Novera, pursuant to the Agreement and Plan of Reorganization dated as of September 30, 1999 (the "Merger Agreement") by and among TSI, Merger Sub and Novera. As a result of the Merger, Novera became a wholly owned subsidiary of TSI. The Merger was effected by the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on September 30, 1999.

        Novera develops, markets and supports Web application integration solutions, enabling organizations to seamlessly integrate Web-based applications such as customer self-service, customer relationship management and online retailing with back-end legacy data.

        Pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, (i) each outstanding share of common stock, par value $.01 per share, of Novera ("Novera Common Stock"), and (ii) each outstanding share of Series A Convertible Preferred Stock, par value $.01 per share, Series B Convertible Preferred Stock, par value $.01 per share, and Series C Convertible Preferred Stock, par value $.01 per share, of Novera (collectively "Novera Preferred Stock"), was converted into the right to receive 0.204983 shares of common stock, par value $.01 per share, of TSI ("TSI Common Stock") (subject to payment of cash in lieu of any fractional shares). Each holder of Novera Common Stock and Novera Preferred Stock who is otherwise entitled to a fraction of a share of TSI Common Stock will receive cash in lieu thereof, equal to such fraction multiplied by $24.5469.

     As a result of the Merger, the former stockholders of Novera will receive an aggregate of 1,789,916 shares of TSI Common Stock and $680.93 in cash in lieu of fractional shares of TSI Common Stock in exchange for all of the shares of Novera Common Stock and Novera Preferred Stock issued and outstanding at the effective time of the Merger. Pursuant to and in accordance with the terms and conditions of the Merger Agreement and an Escrow Agreement dated as of September 30, 1999 (the "Escrow Agreement") by and among TSI, Novera, the Indemnification Representative (as defined therein) and The Bank of New York, as escrow agent, an aggregate of 178,992 of such shares will be placed in an escrow account to secure certain indemnification obligations of the former stockholders of Novera to TSI under Article IX of the Merger Agreement. The shares of TSI Common Stock issued in connection with the Merger were issued in reliance on exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all such shares are subject to restrictions on transfer under the applicable provisions of the Securities Act and will carry a legend reflecting such restrictions. Under Article X of the Merger Agreement, TSI has granted
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                                      -3-

the former stockholders of Novera rights to register under the Securities Act the shares of TSI Common Stock received in connection with the Merger.

     Also, pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, TSI assumed Novera's obligations under Novera's 1996 Stock Option Plan and all stock options of Novera, whether vested or unvested, outstanding as of the effective time of the Merger. The shares of Novera Common Stock subject to such stock options were converted into shares of TSI Common Stock at the rate of 0.204983 shares of TSI Common Stock for each share of Novera Common Stock or an aggregate of 369,142 shares of TSI Common Stock.

        The terms of this transaction and the consideration received by Novera's stockholders were the result of arm's-length negotiations between the representatives of TSI and Novera and took into account various factors concerning the relative valuations of the businesses and the common stock of TSI and Novera. The terms of the Merger and the exchange of Novera Common Stock and Novera Preferred Stock for TSI Common Stock are more fully described in the Merger Agreement and the Escrow Agreement. Copies of the Merger Agreement and the Escrow Agreement are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this report and are incorporated herein by reference.

        The acquisition of Novera is intended to qualify a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. TSI will account for the transaction as a purchase.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.
            -----------------------------------------

          It is impracticable to provide the financial statements required by
     Item 7(a) of Form 8-K at the time this report is filed. Such required financial information will be filed as soon as practicable, but not later than December 14, 1999.

        (b) Pro Forma Financial Information.
            -------------------------------

          It is impracticable to provide the pro forma financial information required by Item 7(b) of Form 8-K at the time this report is filed. Such required pro forma financial information will be filed as soon as practicable, but not later than December 14, 1999.

(c)     Exhibits.
        -----------

     Exhibit No.                           Description
     -----------                           -----------

         2.1 Agreement and Plan of Reorganization dated as of September 30, 1999 by and among TSI International Software Ltd., Natchez Acquisition Corp. and Novera Software, Inc.

         2.2 Escrow Agreement dated as of September 30, 1999 by and among TSI International Software Ltd., Novera Software, Inc., the Indemnification Representative (as defined therein) and The Bank of New York, as escrow agent.

        99.1        Press Release of TSI International Software Ltd. dated
                          September 30, 1999.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              TSI INTERNATIONAL SOFTWARE LTD.


                              By:  /s/ Ira A. Gerard
                                   ---------------------------------------
                                   Ira A. Gerard
                                   Vice President, Finance and
                                   Administration, Chief Financial Officer and
                                   Secretary

Dated:  October 15, 1999
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                                 EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

    2.1 Agreement and Plan of Reorganization dated as of September 30, 1999 by and among TSI International Software Ltd., Natchez Acquisition Corp. and Novera Software, Inc.

    2.2 Escrow Agreement dated as of September 30, 1999 by and among TSI International Software Ltd., Novera Software, Inc., the Indemnification Representative (as defined therein) and The Bank of New York, as escrow agent.

   99.1     Press Release of TSI International Software Ltd. dated September 30,
            1999.